Exhibit 32

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER

In connection with the annual report of Capstone Turbine Corporation (the “Company”) on Form 10-K for the fiscal year ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Darren R. Jamison, as Chief Executive Officer of the Company, and Edward I. Reich, as Chief Financial Officer of the Company, each hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DARREN R. JAMISON
Darren R. Jamison
President and Chief Executive Officer

By:	/s/ EDWARD I. REICH
Edward I. Reich
Chief Financial Officer

Date: June 15, 2009